SECURITIES AND EXCHANGE COMMISSION

                    Washington, D. C.  20549

                            FORM 8-K

                         CURRENT REPORT

             PURSUANT TO SECTION 13 OR 15(d) OF THE
                SECURITIES EXCHANGE ACT OF 1934






  Date of Report (Date of earliest event reported) March 27, 1997






                       OHIO EDISON COMPANY
   (Exact name of Registrant as specified in its charter)



               Ohio              1-2578          34-0437786
(State or other jurisdiction of (Commission   (I.R.S. Employer
     incorporation)             File Number)  Identification No.)

        76 South Main Street, Akron, Ohio         44308
    (Address of principal executive offices)    (Zip Code)


Registrant's telephone number, including area code: 1-800-736-3402

Item 5.  Other Events

     On March 27, 1997, common stock shareholders of Ohio Edison
Company and Centerior Energy Corporation approved the Merger
Agreement, dated September 13, 1996, which was reported on Form 8-K filed by Ohio Edison Company on September 17, 1996.

     The joint press release issued in connection with the shareholder approval is filed as an exhibit to this Current Report on Form 8-K and is incorporated herein by reference.


Item 7.  Financial Statements and Exhibits

     (a) Not Applicable
     (b) Not Applicable
     (c) Exhibits

(99)  Joint Press Release dated March 27, 1997 of Ohio Edison
      Company and Centerior Energy Corporation.

                             SIGNATURE







     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                           OHIO EDISON COMPANY



                           /s/ Harvey L. Wagner
                           ---------------------
                               Harvey L. Wagner
                                 Comptroller








Dated:  March 31, 1997